SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 23, 2002

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(704) 386-8486
(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS.

On December 23, 2002, Bank of America Corporation (the “Registrant”) announced a broad settlement covering open tax years and discussed earnings outlook including higher provision for loan losses. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated December 23, 2002 with respect to the Registrant reaches broad settlement covering open tax years; discusses earnings outlook including higher provision for loan losses

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ MARC D. OKEN
Marc D. Oken Executive Vice President and Principal Financial Executive

Dated: December 23, 2002

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated December 23, 2002 with respect to the Registrant reaches broad settlement covering open tax years; discusses earnings outlook including higher provision for loan losses